Exhibit 10.2

Execution Copy

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 5 TO WORK STATEMENT NB-1

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into the certain Clinical Trial Services Agreement (“Agreement”) and that certain Work Statement NB-1 under the Agreement as of March 29, 2011 (“Effective Date”), and entered into an Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to Work Statement NB-1 as of December 9, 2011, June 18, 2012, November 6, 2013 and March 28, 2014 respectively, (as amended, “Work Statement NB-1”).

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 5 to Work Statement NB-1 (“Amendment No. 5”) effective as of May 19, 2014 (“Amendment Date”). Capitalized terms used in this Amendment No. 5 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-1.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment No. 5, the parties agree as follows:

1. Amendment of the IPO date. The latest date upon which an IPO is to be consummated by Radius under Paragraph 13 and 14 of the Payment Schedule set forth in Attachment B to Work Statement NB-1 is hereby amended from May 31, 2014 to June 30, 2014.

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 5, all of the terms, provisions and conditions of the Agreement and Work Statement NB-1 are hereby ratified and confirmed and shall remain in full force and effect.  The term “Work Statement NB-1”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-1 as amended by this Amendment No. 5.

3.  General.  This Amendment No. 5 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument

IN WITNESS WHEREOF the parties have caused this Amendment No. 5 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 5 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ B.N. Harvey	/s/ Thomas Nielson
By: B.N. Harvey	By: Thomas Nielson
Title: CFO	Title: CFO

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
201 Broadway, 6th Floor	Herlev Hovedgade 207
Cambridge, MA 02139	2730 Herlev
USA	Denmark
Attn: President	Attn: Clinical Trial Leader & Medical Advisor /
Clinical Studies
Phone: 01.617.444.1834	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.525